United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2013
The Laclede Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-16681	74-2976504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
720 Olive Street
St. Louis, Missouri 63101
(Address of principal executive offices, including ZIP code)
(314) 342-0500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 7.01 Regulation FD Disclosure.

Recent Developments - MoPSC Proceedings

On May 20, 2013, Laclede Gas Company (“Laclede Gas”), the principal subsidiary of The Laclede Group, Inc. (“Laclede”), the Staff of the Missouri Public Service Commission (the “MoPSC”) and the Office of Public Counsel filed a joint motion with the MoPSC to suspend the procedural schedule in Laclede Gas’ base rate proceeding as a result of having reached an agreement in principle that would resolve all of the issues in the rate proceeding. The suspension will allow the parties to turn their attention to the negotiation of a formal stipulation and agreement to be filed with the MoPSC. By June 3, 2013, the parties anticipate that they will either file such a joint stipulation and agreement with the MoPSC, or will update the MoPSC on the status of negotiations. Although there can be no assurance that the parties will reach agreement or that the MoPSC will approve any joint stipulation and agreement filed by the parties, we believe a prompt resolution of Laclede Gas’ base rate case will permit all parties to focus attention on the application for approval of Laclede Gas’ acquisition of Southern Union Company’s Missouri Gas Energy division (the “MGE Acquisition”) currently pending before the MoPSC. In fact, Laclede expects a procedural schedule for that proceeding to be filed on or before May 24, 2013 and that this schedule will support obtaining MoPSC approval for the MGE Acquisition by late August 2013.

This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the matters described above, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including the risk that the MGE Acquisition may not be consummated or that the anticipated benefits from such transaction cannot be fully realized. An extensive list of factors that can affect future results are discussed in Laclede’s Annual Report on Form 10-K for the year ended September 30, 2012, Laclede’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and other documents filed by Laclede from time to time with the Securities and Exchange Commission. Laclede undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Laclede is furnishing the information in Item 7.01 of this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On December 17, 2012, Laclede announced that it entered into definitive agreements, through two wholly owned subsidiaries, Plaza Missouri Acquisition, Inc. (“Plaza Missouri”), and Plaza Massachusetts Acquisition, Inc. (“Plaza Massachusetts”), to acquire from Southern Union Company (“SUG”) substantially all of the assets and liabilities of Missouri Gas Energy (“MGE”) and New England Gas Company (“NEG”) for $975 million and $60 million, respectively.

On January 11, 2013, Plaza Missouri assigned the rights and obligations under the MGE acquisition agreement to Laclede Gas.

On February 11, 2013, Laclede entered into a stock purchase agreement with Algonquin Power & Utilities Corp. (“APUC”) pursuant to which APUC, through its subsidiary Liberty Utilities Co. (“Liberty Utilities”), agreed to acquire from Laclede all of the outstanding shares of Plaza Massachusetts’s common stock for a purchase price of $11 million. Liberty Utilities will acquire Plaza Massachusetts immediately prior to the closing of the acquisition under the NEG acquisition agreement.

The transactions are contingent upon regulatory approvals from public utility regulators in Missouri for MGE and Massachusetts for NEG.  These approvals are expected to occur at different times.  The final approval of Missouri regulators is anticipated before the end of the fourth quarter of fiscal year 2013.

Laclede is filing the information under this Item 8.01 solely to file the required audited annual and unaudited interim historical financial statements of MGE and unaudited pro forma combined condensed financial statements, which give pro forma effect to the transactions described above.

This Item 8.01 contains:

•	historical financial statements of MGE, in accordance with Rule 3-05 of Regulation S-X , included as Exhibits 99.1 and 99.2 hereto, each of which is incorporated herein by reference; and

•
pro forma financial information of Laclede and MGE in accordance with Article 11 of Regulation S-X giving effect to certain pro forma events relating to Laclede’s pending acquisition of MGE, included as Exhibit 99.3 hereto, which is incorporated herein by reference.

This information under this Item 8.01 and Exhibits 23.1, 99.1, 99.2, and 99.3 attached hereto are hereby incorporated by reference into the registration statement on Form S-3 (File No. 333-171931) filed by Laclede with the Securities and Exchange Commission on January 28, 2011.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Filed herewith are the following financial statements of MGE:

•	Audited Financial Statements of Missouri Gas Energy as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011, and 2010; and

•	Unaudited Interim Financial Statements of Missouri Gas Energy as of March 31, 2013 and for the three months ended March 31, 2013 and 2012.

(b)	Pro Forma Financial Information.

Filed herewith is the following pro forma financial information:

Unaudited Pro Forma Combined Condensed Statements of Income for the six months ended March 31, 2013 and for the year ended September 30, 2012 and Unaudited Pro Forma Combined Condensed Balance Sheets as of March 31, 2013 and September 30, 2012, of The Laclede Group, Inc. and Missouri Gas Energy.

(d)	Exhibits.

The following exhibits are filed as part of this report:

23.1	Consent of Grant Thornton LLP

99.1	Audited Financial Statements of Missouri Gas Energy as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011, and 2010

99.2	Unaudited Interim Financial Statements of Missouri Gas Energy as of March 31, 2013 and for the three months ended March 31, 2013 and 2012

99.3
Unaudited Pro Forma Combined Condensed Statements of Income for the six months ended March 31, 2013 and for the year ended September 30, 2012 and Unaudited Pro Forma Combined Condensed Balance Sheets as of March 31, 2013 and September 30, 2012, of The Laclede Group, Inc. and Missouri Gas Energy

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.

Date: May 20, 2013	By:	/s/ M. D. Waltermire
M. D. Waltermire Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP

99.1	Audited Financial Statements of Missouri Gas Energy as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011, and 2010

99.2	Unaudited Interim Financial Statements of Missouri Gas Energy as of March 31, 2013 and for the three months ended March 31, 2013 and 2012

99.3
Unaudited Pro Forma Combined Condensed Statements of Income for the six months ended March 31, 2013 and for the year ended September 30, 2012 and Unaudited Pro Forma Combined Condensed Balance Sheets as of March 31, 2013 and September 30, 2012, of The Laclede Group, Inc. and Missouri Gas Energy